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                                  EXHIBIT 10.3

                                                              New York, NY
                                                              June 29, 1999
                                                              $300,00000


                                 PROMISSORY NOTE


         FOR VALUE RECEIVED, the undersigned, NICOLAS MIRZAYANTZ, now or formerly residing at 174 W. 79TH St., New York, NY 10024, U.S.A., promises to pay on June 30, 2004, to the order of International Flavors & Fragrances Inc., a New York corporation (hereinafter called "IFF"), at IFF's offices, 600 State Highway No. 36, Hazlet, New Jersey 07730, the principal sum of THREE HUNDRED THOUSAND DOLLARS (U.S. $300,000.00), with interest thereon from July 1, 1999 at the rate of seven and twenty-one one hundredths percent (7.21%) per year, which the undersigned hereby agrees to pay through payment of 20 quarterly installments, each in the amount of Eighteen Thousand Dollars and seven cents (U.S. $18,000.07), payable on the last day of each calendar quarter beginning September 30, 1999 and continuing thereafter to be payable through and including June 30, 2004, all in lawful money of the United States of America. The undersigned hereby consents that IFF may withhold the amount of such installments from each of the undersigned's periodic IFF paychecks for salary, bonus, vacation and/or sick pay as the same become due, but IFF's failure to do so shall not affect or modify the obligation of the undersigned to pay any such instalment when due.

         The entire unpaid principal of this Note and any accrued and unpaid interest thereon shall, at the option of IFF, become immediately due and payable prior to June 30, 2004, without notice or demand, upon the happening of any one or more of the following specified events of default by or with respect to the undersigned: (i) death of the undersigned, (ii) the insolvency (however evidenced) of, or the commission of any act of insolvency by, the undersigned,
(iii) the filing of any petition or the commencement of any proceeding by or against the undersigned for the relief under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions, (iv) the appointment or a receiver of, or the issuance or making of a writ of order of attachment or garnishment against, any of the property or assets of the undersigned, (v) the termination in any manner of the undersigned's employment with IFF, or (vi) the failure of the undersigned to pay any instalment due upon this Note when the same shall have become payable. If IFF shall elect to accelerate the unpaid principal and any accrued and unpaid interest of this Note upon the occurrence of any such event or default, then the undersigned hereby agrees and consents that IFF may withhold an amount equivalent to said unpaid principal and interest, from any accrued and unpaid salary bonus, vacation or sick pay or severance payment otherwise due payable to IFF to him.

         As security for this Note, IFF shall have the right (unless precluded by the terms of any prior mortgage thereon) to have the undersigned and/or the undersigned's spouse make a mortgage or second mortgage in favor of IFF or IFF's affiliated company in France, in form suitable for recording, on any real property, located in France, now owned or hereafter purchased by the undersigned and/or the undersigned's spouse so long as this Note shall be outstanding, and the undersigned and/or the undersigned's spouse hereby agrees to execute any such mortgage or second mortgage and deliver the same to IFF or IFFs affiliated company in France at IFFs request. It is hereby expressly agreed that, upon the execution of any such mortgage or


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second mortgage, all of the covenants, terms, conditions and agreements contained therein shall become a part of this Note to the same extent and with the same effect as if fully set forth herein, and also that, upon such execution, IFF in its discretion, shall have the right to demand that the undersigned and/or the undersigned's spouse execute and deliver to IFF a new mortgage note, in similar principal amount and bearing interest at the same rate as herein provided and in form acceptable to counsel for IFF, to replace this Note. The preceding provisions of this paragraph shall not be construed to modify or limit in any way the undersigned's obligation to make, and IFF's right to enforce, full payment of the principal amount hereof upon acceleration.

         The undersigned hereby waives presentment, protest, notice of protest and notice of dishonor and any and all other notices or demands in connection with the delivery, acceptance, payment, performance, default or enforcement of this Note.

         In case any action shall be brought for the collection of this Note, or the same must be collected upon demand of an attorney, the undersigned hereby agrees to pay reasonable attorney's fees for making such collection.

         This Note shall be construed in accordance with, and all matters in connection with its validity, payment and/or enforcement shall be governed by, the laws of the State of New York, excluding its conflict of law principles, except that enforcement of any mortgage or second mortgage in IFF's favor shall be governed by French law.


                                           /s/ NICOLAS MIRZAYANTZ
                                        ----------------------------
                                             Nicolas Mirzayantz


         By her signature below, Nicolas Mirzayantz's spouse agrees to be legally bound by and perform those provisions of the above Note that refer to or require action by her.






                                        ----------------------------
                                        (spouse)